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                                                                   EXHIBIT 10.34


                                                                  EXECUTION COPY
                           SOUTHERN FOODS GROUP, L.P.
                            SFG CAPITAL CORPORATION

                                  $150,000,000

                   9 7/8% SENIOR SUBORDINATED NOTES DUE 2007


                               PURCHASE AGREEMENT

                                                                 August 27, 1997

CHASE SECURITIES INC.
270 Park Avenue
4th floor
New York, New York 10017


Ladies and Gentlemen:

                 Southern Foods Group, L.P., a Delaware limited partnership ("SFG"), and SFG Capital Corporation, a Delaware corporation ("SFG Capital" and, together with SFG, the "Issuers"), propose jointly to issue and sell $150,000,000 aggregate principal amount of their 9 7/8% Senior Subordinated Notes due 2007 (the "Securities"). The Securities will be issued pursuant to an indenture to be dated as of September 4, 1997 (the "Indenture"), among the Issuers and Texas Commerce Bank National Association, as trustee (the "Trustee").

                  Substantially simultaneously with the consummation of the sale of the Securities hereunder and pursuant to a Stock Purchase and Merger Agreement dated as of May 22, 1997, among Mid-America Dairymen, Inc., a Kansas cooperative marketing association ("Mid-Am"), Borden/Meadow Gold Dairies Holdings, Inc., a Delaware corporation ("Holdings"), BDH Two, Inc., a Delaware corporation ("BDH"), and Borden, Inc., a New Jersey corporation (together with BDH, "Borden"), Mid-Am will acquire (the "Acquisition") all of the outstanding capital stock of Holdings and SFG will obtain the license (the "Borden License") to use the Borden and Elsie trademarks for certain products produced by Holdings (the "Borden Trademarks"). Immediately following the Acquisition, Mid-Am will contribute (the "Meadow Gold Dairies Contribution") substantially all of the assets (other than the Meadow Gold Trademarks (as defined below)) and liabilities of the dairy operations of Borden owned by Holdings that are located in the Western United States (the "Meadow Gold Dairies"), which dairy operations manufacture and sell dairy products primarily under the Meadow Gold and Viva trademarks (the "Meadow Gold Trademarks"), to SFG in exchange for (a) the assumption by SFG of the obligations of Mid-Am with respect to the senior secured credit facilities in an aggregate principal amount of up to $250,000,000 to be provided by a syndicate of lenders for which The Chase Manhattan Bank will serve as the administrative agent (the "New Senior Bank Facilities") and (b) the issuance by SFG to Mid-Am of $90,000,000 in stated amount of new Series B 10% payment-in-kind preferred limited partnership interests (the "Series B Mid-Am New Preferred Interests"). In addition, SFG will acquire the Meadow Gold
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Trademarks from Borden/Meadow Gold Dairies Investments, Inc., a Delaware
corporation ("Investments"). The acquisitions of the Borden License from Borden and the Meadow Gold Trademarks from Investments are collectively referred to herein as the "Trademark Acquisitions".

                 In connection with the Meadow Gold Dairies Contribution, Mid-Am Capital, L.L.C., a Delaware limited liability company ("Mid-Am Capital"), will make a $45,000,000 cash investment in SFG through the purchase of $15,000,000 in stated amount of Series C 10% payment-in-kind preferred limited partnership interests (the "10% Mid-Am Capital New Preferred Interests") and $30,000,000 in stated amount of Series D 9.5% preferred limited partnership interests (the "9.5% Mid-Am Capital New Preferred Interests").

                 In connection with the Transactions, SFG will authorize a series of additional payment-in-kind preferred limited partnership interests consisting of its Series E 10% payment-in-kind preferred limited partnership interests (the "Series E New Preferred Interests"). Initially, the Series E New Preferred Interests will be issued in a stated amount of $2.6 million to Mid-Am and F.T. Pete Schenkel, the President and Chief Executive Officer of SFG, each of whom will immediately recontribute $400,000 of such interests to SFG. The Series B Mid-Am New Preferred Interests, the 10% Mid-Am Capital New Preferred Interests, the 9.5% Mid-Am Capital New Preferred Interests and the Series E New Preferred Interests are collectively referred to herein as the "New Preferred Interests".

                 The foregoing transactions, together with each of the other Transactions described in the preliminary offering memorandum dated July 31, 1997 (the "Preliminary Offering Memorandum") and the offering memorandum dated the date hereof (the "Offering Memorandum"), are collectively referred to herein as the "Transactions".

                 The Issuers hereby confirm their agreement with Chase Securities Inc. (the "Initial Purchaser") concerning the purchase of the Securities from the Issuers by the Initial Purchaser.

                 The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. The Issuers have prepared the Preliminary Offering Memorandum and the Issuers will prepare the Offering Memorandum setting forth information concerning the Issuers and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Issuers to the Initial Purchaser pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Issuers hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchaser in accordance with Section 2.

                 Holders of the Securities (including the Initial Purchaser and its direct and indirect transferees) will be entitled to the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights





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                                                                               3

Agreement"), pursuant to which the Issuers will agree jointly to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering a joint issue of senior subordinated notes of the Issuers (the "Exchange Securities") which are identical in all material respects to the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions) and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

                 Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

                 1. Representations, Warranties and Agreements of the Issuers. Each of the Issuers, jointly and severally, represents and warrants to, and agrees with, the Initial Purchaser on and as of the date hereof and the Closing Date (as defined in Section 3) that:

                 (a) each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and the Offering Memorandum on the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that neither of the Issuers makes any representation or warranty as to information contained in, or omitted from, the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon, and in conformity with, written information furnished to such Issuer by or on behalf of the Initial Purchaser specifically for use therein (the "Initial Purchaser's Information");

                 (b) each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act;

                 (c) assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 2 and its compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchaser and the offer, resale and delivery of the Securities by the Initial Purchaser in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act");

                 (d) each of the Issuers and SFG Management Limited Liability Company, a Delaware limited liability company and the general partner of SFG ("SFG LLC"), has been duly formed or incorporated, as the case may be, and is validly existing as a limited partnership, a corporation or a limited liability company, as the case may be, in good standing under the laws of its jurisdiction of formation or incorporation, as the case may be, is duly qualified to do business and is in good standing as a foreign limited partnership, a foreign corporation or a foreign limited liability company, as the





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         case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Issuers taken as a whole after giving effect to the Transactions (a "Material Adverse Effect");

                 (e) on June 30, 1997, on a historical basis and after giving pro forma effect to the Transactions, SFG had a capitalization as set forth in the Offering Memorandum under the heading "Capitalization", all of the outstanding partnership interests of SFG have been, and, upon consummation of the Transactions, all of the outstanding partnership interests of SFG (including the New Preferred Interests) will be, duly and validly authorized and issued, and, upon consummation of the Transactions, the capital structure of SFG will conform in all material respects to the description thereof contained in the Offering Memorandum; SFG Capital has the authorized capital stock as set forth in its Certificate of Incorporation, all of the outstanding shares of capital stock of SFG Capital have been duly and validly authorized and issued, are fully paid and non- assessable and are owned directly by SFG, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party, other than liens arising under the New Senior Bank Facilities, and SFG Capital was incorporated on July 24, 1997, has no prior operating history and, since the date of its incorporation, has had no operations; SFG LLC has the authorized limited liability company interests as set forth in its Limited Liability Company Agreement, as amended and restated (the "Limited Liability Company Agreement"), and all of the outstanding limited liability company interests of SFG LLC have been duly and validly authorized and issued;

                 (f) each of the Issuers has full right, power and authority to execute and deliver this Agreement, the Registration Rights Agreement, the Indenture, the Securities and each of the other material agreements relating to the Transactions listed on Schedule 1 hereto (collectively, the "Transaction Documents") to which it is a party, and the consent decrees to be entered into with the State of Texas and the Department of Justice, and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents to which it is a party, and the consent decrees to be entered into with the State of Texas and the Department of Justice, and the consummation of the transactions contemplated thereby have been, or on or prior to the Closing Date will be, duly and validly taken;

                 (g) this Agreement has been duly authorized, executed and delivered by each of the Issuers and constitutes a valid and legally binding agreement of each of the Issuers, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and except to the extent that the indemnification and contribution provisions thereof may be unenforceable;





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                 (h)  the Registration Rights Agreement has been duly
         authorized by each of the Issuers and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Issuers enforceable against each of the Issuers in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and except to the extent that the indemnification and contribution provisions thereof may be unenforceable;

                 (i) the Indenture has been duly authorized by each of the Issuers and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Issuers enforceable against each of the Issuers in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law); on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder;

                 (j) the Securities have been duly authorized by each of the Issuers and, when duly executed, authenticated, issued and delivered as provided in the Indenture, and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the Issuers entitled to the benefits of the Indenture and enforceable against each of the Issuers in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law);

                 (k) each of the other Transaction Documents has been duly authorized by SFG and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of SFG, enforceable against SFG in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law);

                 (l) each Transaction Document, to the extent described in the Offering Memorandum, conforms in all material respects to such description;

                 (m) except as disclosed in the Offering Memorandum, the execution, delivery and performance by each of the Issuers of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance by each of the Issuers with the terms thereof and the consummation of the





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         transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or, except as contemplated by the New Senior Bank Facilities, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Issuer pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Issuer is a party or by which such Issuer is bound or to which any of the property or assets of such Issuer is subject which breach or violation would have a Material Adverse Effect, nor will such actions result in any violation of the provisions of any of the governing documents of such Issuer or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over such Issuer or any of its properties or assets which would have a Material Adverse Effect; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by such Issuer of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities and compliance by such Issuer with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date, (ii) the failure to obtain which would not have a Material Adverse Effect or any material adverse effect on the ability of the Issuers to perform their obligations under the Transaction Documents and (iii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement;

                 (n) Price Waterhouse LLP are independent accountants with respect to SFG (and its predecessors) within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder, and Deloitte & Touche LLP are independent certified public accountants with respect to the Meadow Gold Dairies (and its predecessors) within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA; the historical financial statements (including the related notes) contained in the Offering Memorandum have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present in all material respects the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Offering Memorandum under the headings "Summary-- Summary Historical Financial Information: Southern Foods Group, L.P.", "Summary--Summary Historical Financial Information: Meadow Gold Dairies", "Capitalization", "Selected Historical Financial Data:
         Southern Foods Group, L.P.", "Selected Historical Financial Data:
         Meadow Gold Dairies", "Management's Discussion and Analysis of Financial Conditions and Results of Operations" and "Management--Executive Compensation" are derived from the accounting records of SFG (and its predecessors) and the accounting records of the Meadow Gold Dairies (and its predecessors) and fairly present the information purported to be shown thereby; the pro forma financial





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         information contained in the Offering Memorandum has been prepared on a basis consistent with the historical financial statements contained in the Offering Memorandum (except for the pro forma adjustments specified therein), includes all material adjustments to the historical financial information required to reflect the transactions described in the Offering Memorandum, gives effect to assumptions made on a reasonable basis and fairly presents in all material respects the historical and proposed transactions contemplated by the Offering Memorandum and the Transaction Documents; and the other historical financial and statistical information and data included in the Offering Memorandum are, in all material respects, fairly presented;

                 (o) except as disclosed in the Offering Memorandum, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which either of the Issuers is a party or of which any property or assets of either the Issuers is the subject, which, singularly or in the aggregate, if determined adversely to such Issuer, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of each of the Issuers, except as disclosed in the Offering Memorandum, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                 (p) no action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to either of the Issuers which would prevent or suspend the issuance or sale of the Securities or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; except as disclosed in the Offering Memorandum, no action, suit or proceeding is pending against or, to the best knowledge of each of the Issuers, threatened against such Issuer before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and each of the Issuers has complied in all material respects with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering Memorandum and the Offering Memorandum;

                 (q) none of the Issuers or SFG LLC is, and, upon consummation of the Transactions, none of the Issuers or SFG LLC will be, (i) in violation of its governing documents, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except for any such violation specified in





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         clause (ii) or (iii) which would not have a Material Adverse Effect or any material adverse effect on the ability of the Issuers to perform their obligations under the Transaction Documents;

                 (r) except as disclosed in the Offering Memorandum, each of the Issuers possesses, and, upon consummation of the Transactions, each of the Issuers will possess, all material licenses, certificates, authorizations and permits issued by, and have made, and, upon the consummation of the Transactions, will have made, all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary for the ownership of its properties or the conduct of its business as described in the Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and neither of the Issuers has received notification of any revocation or modification of any such material license, certificate, authorization or permit or has any reason to believe that any such material license, certificate, authorization or permit will not be renewed in the ordinary course;

                 (s) except as disclosed in the Offering Memorandum, each of the Issuers and SFG LLC has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, except to the extent the failure to make any such filing would not have a Material Adverse Effect, and each of the Issuers has paid all taxes due thereon (other than those being contested in good faith), and no tax deficiency has been determined adversely to either of the Issuers or SFG LLC or which has had (nor does either of the Issuers of SFG LLC have any knowledge of any tax deficiency which, if determined adversely to such Issuer or SFG LLC, could reasonably be expected to have) a Material Adverse Effect;

                 (t) neither of the Issuers is, and, upon consummation of the Transactions, neither of the Issuers will be, (i) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder or (ii) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "Public Utility Holding Company Act");

                 (u) each of the Issuers and SFG LLC maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

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                 (v)  each of the Issuers has, and, upon consummation of the
         Transactions, each of the Issuers will have, insurance covering its properties, operations, personnel and business, which insurance is, and, upon consummation of the Transactions, will be, in amounts and insures against such losses and risks as are deemed by management of SFG to be reasonable and prudent in light of customary industry practices;

                 (w) except as disclosed in the Offering Memorandum, each of the Issuers owns or possesses, and, upon consummation of the Transactions, each of the Issuers will own or possess, adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its business; and the conduct of its business does not and will not conflict in any material respect with, and neither of the Issuers has received any notice of any material claim of conflict with, any such rights of others;

                 (x) except as disclosed in the Offering Memorandum, each of the Issuers has, and, upon consummation of the Transactions, each of the Issuers will have, good and marketable title in fee simple to, or has, and, upon consummation of the Transactions, will have, valid rights to lease or otherwise use, all items of real and personal property which are material to the business of such Issuer, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except such as (i) contemplated by the New Senior Bank Facilities, (ii) do not materially interfere with the use made and proposed to be made of such property by such Issuer or (iii) could not reasonably be expected to have a Material Adverse Effect;

                 (y) except as disclosed in the Offering Memorandum, no labor disturbance by or dispute with the employees of either of the Issuers exists or, to the best knowledge of each of the Issuers, is contemplated or threatened which could reasonably be expected to have a Material Adverse Effect;

                 (z) except as disclosed in the Offering Memorandum, no "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or
         Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in
         Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has, or, upon consummation of the Transactions, will have, occurred with respect to any employee benefit plan of either of the Issuers which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is, and, upon consummation of the Transactions, will be, in compliance in all material respects with applicable law, including ERISA and the Code; neither of the Issuers has incurred, and neither of the Issuers expects to incur, liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which such Issuer would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification;

                 (aa) except as disclosed in the Offering Memorandum, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by either of the Issuers (or, to the best knowledge of each of the Issuers, any other entity (including any predecessor) for whose acts or omissions either of the Issuers could reasonably be expected to be liable) upon any of the property now or previously owned or leased by either of the Issuers, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and, to the best knowledge of each of the Issuers, there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect;

                 (bb) none of the Issuers nor, to the best knowledge of each of the Issuers, any partner, director, officer, agent, employee or other person associated with or acting on behalf of such Issuer has
         (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

                 (cc) on and immediately after the Closing Date, each of the Issuers (after giving effect to the issuance of the Securities, the Transactions and any other transactions related thereto as described in the Offering Memorandum) will be Solvent; as used in this paragraph, the term "Solvent" means, with respect to an entity on a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of such entity is not less than the total amount required to pay the probable liabilities of such entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) such entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Securities as contemplated by this Agreement and the Offering Memorandum, such entity is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (iv) such entity is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such entity is engaged; in computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability;

                 (dd) except as disclosed in the Offering Memorandum, there are, and, upon consummation of the Transactions, there will be, no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any partnership interests in, or shares of capital stock of, or other ownership or equity interest in, either of the Issuers;

                 (ee) neither of the Issuers owns, and, upon consummation of the Transactions, neither of the Issuers will own, any "margin securities" as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation G, T, U or X of the Federal Reserve Board;

                 (ff) neither of the Issuers is a party to any contract, agreement or understanding with any person (other than you or your affiliates) that would give rise to a valid claim against such Issuer or the Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities;

                 (gg) the Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act;

                 (hh) none of the Issuers or any affiliate thereof has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act;

                 (ii) none of the Issuers or any affiliate thereof or any other person acting on its or their behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act; provided that no representation is made as to the Initial Purchaser or any person acting on its behalf;

                 (jj) there are no securities of either of the Issuers registered under the Exchange Act of 1934, as amended (the "Exchange Act"), or listed on a national securities exchange or quoted in a U.S. automated inter- dealer quotation system;

                 (kk) neither of the Issuers has taken, and neither of the Issuers will take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act ("Regulation M") in connection with the offering of the Securities;

                 (ll) no forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

                 (mm) neither of Issuers does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Florida Statutes Section 517.075; and

                 (nn) since the date as of which information is given in the Offering Memorandum, except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of either of the Issuers, whether or not arising in the ordinary course of business, (ii) neither of the Issuers has incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, (iii) neither of the Issuers has entered into any material transaction other than in the ordinary course of business and (iv) there has not been any change in the capitalization or long-term debt of either of the Issuers, or any distribution or dividend of any kind declared, paid or made by either of the Issuers on any class of partnership interests or capital stock, as applicable.

                 2. Purchase and Resale of the Securities. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Issuers agree jointly to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Issuers, the principal amount of Securities set forth opposite its name on Schedule 2 hereto at a purchase price equal to 97% of the principal amount thereof. The Issuers shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

                 (b) The Initial Purchaser has advised the Issuers that it proposes to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. The Initial Purchaser represents and warrants to, and agrees with, the Issuers that (i) it is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (iii) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of its initial offering, only to persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case in transactions in accordance with Rule 144A.
The Initial Purchaser agrees that, prior to or simultaneously with the confirmation of sale by the Initial Purchaser to any purchaser of any of the Securities purchased by the Initial Purchaser from the Issuers pursuant hereto, the Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Issuers shall have furnished to the Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, the Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Sections 5(d) and (e), counsel for the Issuers and for the Initial Purchaser, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchaser and its compliance with its agreements contained in this Section 2, and the Initial Purchaser hereby consents to such reliance.

                 (c) Each of the Issuers acknowledges and agrees that the Initial Purchaser may sell Securities to any affiliate of the Initial Purchaser and that any such affiliate may sell Securities purchased by it to the Initial Purchaser.

                 3. Delivery of and Payment for the Securities. (a) Delivery of and payment for the Securities shall be made at the offices of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York, or at such other place as shall be agreed upon by the Initial Purchaser and the Issuers, at 10:00 a.m., New York City time, on September 4, 1997, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchaser and the Issuers (such date and time of payment and delivery being referred to herein as the "Closing Date").

                 (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Issuers by wire or book-entry transfer of same-day funds to such account or accounts as SFG shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchaser of the certificates evidencing the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchaser hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as the Initial Purchaser shall have requested in writing not less than two full business days prior to the Closing Date. Each of the Issuers agrees to make one or more global certificates evidencing the Securities available for inspection by the Initial Purchaser in New York, New York at least 24 hours prior to the Closing Date.

                 4. Further Agreements of the Issuers. Each of the Issuers agrees with the Initial Purchaser:

                 (a) to advise the Initial Purchaser promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchaser promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

                 (b) to furnish promptly to the Initial Purchaser and counsel for the Initial Purchaser, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

                 (c) prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to the Initial Purchaser and counsel for the Initial Purchaser and not to effect any such amendment or supplement to which the Initial Purchaser shall reasonably object by notice to SFG after a reasonable period to review;

                 (d) if, at any time prior to completion of the resale of the Securities by the Initial Purchaser, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchaser or counsel for the Issuers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;

                 (e) for so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless each of the Issuers is then subject to, and in compliance with, Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);

                 (f) for so long as the Securities or the Exchange Securities are outstanding, to furnish to the Initial Purchaser copies of any annual reports, quarterly reports and current reports filed by either of the Issuers with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by either of the

         Issuers to the Trustee or to the holders of the Securities pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

                 (g) to promptly take from time to time such actions as the Initial Purchaser may reasonably request to qualify the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Initial Purchaser may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchaser may reasonably request; provided that neither of the Issuers shall be obligated to qualify as a foreign limited partnership or a foreign corporation, as applicable, in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction;

                 (h) to assist the Initial Purchaser in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC");

                 (i) not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

                 (j) except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on its or their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum;

                 (k) for a period of 90 days from the date of the Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by such Issuer (other than the Securities) without the prior written consent of the Initial Purchaser;

                 (l) during the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchaser, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by such Issuer or any of its affiliates and resold in a transaction registered under the Securities Act;

                 (m) not to, for so long as the Securities are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and to not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder;

                 (n) in connection with the offering of the Securities, until the Initial Purchaser shall have notified SFG of the completion of the resale of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Securities;

                 (o) in connection with the offering of the Securities, to make its partners, directors, officers, employees, independent accountants and legal counsel, and to use its best efforts to cause each of Mid-Am, SFG LLC, Borden and the Meadow Gold Dairies to make its directors, officers, employees, independent accountants and legal counsel, reasonably available upon request by the Initial Purchaser;

                 (p) to furnish to the Initial Purchaser on the date hereof a copy of each of the independent accountants' reports included in the Offering Memorandum signed by the accountants rendering such report;

                 (q) to do and perform all things required to be done and performed by it that are within its control, and to use its best efforts to cause Mid-Am to do and perform all things required to be done and performed by it that are within its control, under the agreement governing the New Senior Bank Facilities to cause the New Senior Bank Facilities to become effective on the Closing Date, all conditions precedent to the initial borrowing under the New Senior Bank Facilities to be satisfied on or prior to the Closing Date and the initial borrowing under the New Senior Bank Facilities and the assumption of the New Senior Bank Facilities by SFG as contemplated in the Offering Memorandum to occur on the Closing Date;

                 (r) to do and perform all things required to be done and performed by it that are within its control to cause the Trademark Acquisitions to be consummated on the Closing Date;

                 (s) to do and perform all things required to be done and performed by it that are within its control to cause the New Preferred Interests to be issued on the Closing Date;

                 (t) to do and perform all things required to be done and performed by it under this Agreement that are within its control prior to, on or after the Closing Date, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

                 (u) prior to the Closing Date, not to issue any press release or other communication, directly or indirectly, or hold any press conference with respect to SFG, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with its past practices), without the prior written consent of the Initial Purchaser, unless in the judgment of SFG and its counsel, and after notification to the Initial Purchaser, such press release or communication is required by law, and to use its reasonable best efforts to cause Borden not to make any news release or public announcement pertaining to the Transactions, without the prior written consent of the Initial Purchaser, unless such news release or public announcement is required by law; and

                 (x) to apply the net proceeds from the sale of the Securities as set forth in the Offering Memorandum under the heading "Use of Proceeds".

                 5. Conditions of Initial Purchaser's Obligations. The obligations of the Initial Purchaser hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date (including after giving effect to the Transactions), of the representations and warranties of each of the Issuers contained herein, to the accuracy of the statements of the each of the Issuers and its officers made in any certificates delivered pursuant hereto, to the performance by each of the Issuers of its obligations hereunder, and to each of the following additional terms and conditions:

                 (a) the Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchaser as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchaser may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened;

                 (b) the Initial Purchaser shall not have discovered and notified SFG in writing on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchaser, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading;

                 (c) all proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Initial

         Purchaser, and each of the Issuers shall have furnished to the Initial Purchaser all documents and information that it or its counsel may reasonably request to enable it to pass upon such matters;

                 (d) Strasburger & Price, L.L.P. shall have furnished to the Initial Purchaser their written opinion, as counsel to the Issuers, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth in Annex B-1 hereto, Richards, Layton & Finger shall have furnished to the Initial Purchaser their written opinion, as special Delaware counsel to the Issuers, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth in Annex B-2 hereto, and Coudert Brothers shall have furnished to the Initial Purchaser their written opinion, as special counsel to the Issuers, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth in Annex B-3 hereto;

                 (e) the Initial Purchaser shall have received from Cravath, Swaine & Moore, counsel for the Initial Purchaser, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchaser may reasonably require, and each of the Issuers shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters;

                 (f) SFG shall have furnished to the Initial Purchaser a letter (the "SFG Initial Letter") of Price Waterhouse LLP, addressed to the Initial Purchaser and dated the date hereof, in form and substance satisfactory to the Initial Purchaser, substantially to the effect set forth in Annex C-1 hereto, and SFG shall have furnished to the Initial Purchaser a letter (the "Meadow Gold Dairies Initial Letter") of Deloitte & Touche LLP, addressed to the Initial Purchaser and dated the date hereof, in form and substance satisfactory to the Initial Purchaser, substantially to the effect set forth in Annex C-2 hereto;

                 (g) SFG shall have furnished to the Initial Purchaser a letter (the "SFG Bring-Down Letter") of Price Waterhouse LLP, addressed to the Initial Purchaser and dated the Closing Date, (i) confirming that they are independent accountants with respect to SFG (and its predecessors) within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (ii) stating, as of the date of the SFG Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the SFG Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the SFG Initial Letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in the SFG Initial Letter; and SFG shall have furnished to the Initial Purchaser a letter (the "Meadow Gold Dairies Bring-Down Letter") of Deloitte & Touche LLP, addressed to the Initial Purchaser and dated the Closing Date, (i) confirming that they are independent certified public accountants with respect to the Meadow Gold Dairies (and its predecessors) within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (ii) stating, as of the date of the Meadow Gold Dairies Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the Meadow Gold Dairies Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Meadow Gold Dairies Initial Letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in the Meadow Gold Dairies Initial Letter;

                 (h) SFG shall have furnished to the Initial Purchaser a certificate, dated the Closing Date, of its chief executive officer and its chief financial officer stating that (i) such officers have carefully examined the Offering Memorandum, (ii) in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) as of the Closing Date, the representations and warranties of the Issuers in this Agreement are true and correct in all material respects, the Issuers have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder in all material respects on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Offering Memorandum, if any, there has been no material adverse change in the financial position or results of operations of the Issuers, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Issuers, except as set forth in the Offering Memorandum;

                 (i) the Initial Purchaser shall have received a counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of each of the Issuers;

                 (j) the Indenture shall have been duly executed and delivered by each of the Issuers and the Trustee, and the Securities shall have been duly executed and delivered by each of the Issuers and duly authenticated by the Trustee;

                 (k) each of the other Transaction Documents to which SFG is a party shall have been executed and delivered by a duly authorized officer of SFG;

                 (l) the Securities shall have been approved by the NASD for trading in the PORTAL Market;

                 (m) if any event shall have occurred that requires the Issuers under Section 4(d) to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchaser shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchaser reasonably in advance of the Closing Date;

                 (n) there shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchaser would materially impair the ability of the Initial Purchaser to purchase, hold or effect resales of the Securities as contemplated hereby;

                 (o) subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital structure or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Issuers, the effect of which, in any such case described above, is, in the judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto);

                 (p) no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities;

                 (q) subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or any of the other debt securities or preferred partnership interests or preferred stock, as applicable, of either of the Issuers by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading) its rating of the Securities or any of the other debt securities or preferred partnership interests or preferred stock, as applicable, of either of the Issuers;

                 (r) subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York

         Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of either of the Issuers on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions the effect of which is (or the effect of international conditions on the financial markets in the United States shall be), in the case of this clause (iv), in the judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum (exclusive of any amendment or supplement thereto);

                 (s) all conditions to the agreements with the Department of Justice and the State of Texas entered into in connection with the Transactions shall have been satisfied and the waiting period under the Hart-Scott- Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated, in each case in all material respects in accordance with the terms described in the Offering Memorandum; and

                 (t) substantially simultaneously with the consummation of the sale of the Securities hereunder (but in the order and at the times contemplated by the Offering Memorandum), each of the Transactions shall have been consummated.

                 All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

                 6. Termination. The obligations of the Initial Purchaser hereunder may be terminated by the Initial Purchaser, in its absolute discretion, by notice given to and received by SFG prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(n), (o), (p), (q) or (r) shall have occurred and be continuing.

                 7. Reimbursement of Initial Purchaser's Expenses. If (a) this Agreement shall have been terminated pursuant to Section 6, (b) the Issuers shall fail to tender the Securities for delivery to the Initial Purchaser, other than as a result of a default by the Initial Purchaser, or (c) the Initial Purchaser shall decline to purchase the Securities for any reason permitted under this Agreement, the Issuers shall reimburse the Initial Purchaser for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase and resale of the Securities.

                 8. Indemnification. (a) Each of the Issuers, jointly and severally, shall indemnify and hold harmless the Initial Purchaser, its affiliates, their respective directors, officers, employees, representatives and agents, and each person, if any, who controls the

Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 8(a) and Section 9 as the Initial Purchaser) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which the Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or in any information provided by either of the Issuers pursuant to Section 4(d) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by the Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither of the Issuers shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in, or omission or alleged omission from, any of such documents in reliance upon and in conformity with any Initial Purchaser's Information; and provided, further, that with respect to any such untrue statement in, or omission from, the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of the Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by the Initial Purchaser and any such loss, claim, damage, liability or action of, or with respect to, the Initial Purchaser results from the fact that both (A) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in, or omission from, the Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Issuers with Section 4(b).

                 (b) The Initial Purchaser shall indemnify and hold harmless each of the Issuers, its affiliates, their respective partners, directors, officers, employees, representatives and agents, and each person, if any, who controls such Issuer within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 8(b) and Section 9 as an Issuer), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which such Issuer may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon, and in conformity with, the Initial Purchaser's Information, and shall reimburse such Issuer for any legal or other expenses reasonably incurred by such Issuer in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

                 (c)  Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 8(a) or 8(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party,
(ii) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from, or in addition to, those available to the indemnifying party, (iii) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 The obligations of the Issuers and the Initial Purchaser in this Section 8 and in Section 9 are in addition to any other liability that the Issuers or the Initial Purchaser, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

                 9.  Contribution.  If the indemnification provided for in
Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers (it being understood that the benefit to either Issuer shall be considered a benefit to both Issuers), on the one hand, and the Initial Purchaser, on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers (it being understood that the fault of either Issuer shall be considered the fault of both Issuers), on the one hand, and the Initial Purchaser, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and the Initial Purchaser, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Issuers, on the one hand, and the total discounts and commissions received by the Initial Purchaser with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Issuers or information supplied by the Issuers, on the one hand, or to the Initial Purchaser's Information, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 9 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.
The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9 shall be deemed to include, for purposes of this Section 9, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 9, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of, and be binding upon, the Initial Purchaser, the Issuers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 8 and 9 with respect to affiliates, partners, directors, officers, employees, representatives, agents and controlling persons of the Issuers and the Initial Purchaser and in Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 10, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

              11. Expenses. The Issuers jointly agree with the Initial Purchaser to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection, (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto, (c) the costs of reproducing and distributing each of the Transaction Documents, (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities, (e) the fees and expenses of the Issuers' counsel and independent accountants, (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing blue sky memoranda (including related fees and expenses of counsel for the Initial Purchaser), (g) any fees charged by rating agencies for rating the Securities, (h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties), (i) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC and (j) all other costs and expenses incident to the performance of the obligations of the Issuers under this Agreement which are not otherwise specifically provided for in this Section 11; provided, however, that except as provided in this Section 11, the Initial Purchaser shall pay its own costs and expenses.

              12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuers and the Initial Purchaser contained in this Agreement or made by or on behalf of the Issuers or the Initial Purchaser pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancelation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, partners, directors, officers, employees, representatives, agents or controlling persons.

              13. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

              (a) if to the Initial Purchaser, shall be delivered or sent by mail or telecopy transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: James C. Neary (telecopier no.: (212) 270-0994); or

              (b) if to the Issuers, shall be delivered or sent by mail or telecopy transmission to the address of SFG set forth in the Offering Memorandum, Attention: Pete Schenkel (telecopier no.: (212) 821-1686);

provided that any notice to the Initial Purchaser pursuant to Section 8(c) shall also be delivered or sent by mail to the Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

              14. Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

              15. Initial Purchaser's Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Initial Purchaser's Information consists solely of the following information in the Preliminary Offering Memorandum and the Offering Memorandum: (i) the last paragraph on the front cover page concerning the terms of the offering by the Initial Purchaser, (ii) the legend on the inside front cover page concerning over-allotment and trading activities by the Initial Purchaser and (iii) the statements concerning the Initial Purchaser contained in the third, fourth, seventh and eighth paragraphs under the heading "Plan of Distribution".

              16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

              17. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

              18. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

              19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


              If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Issuers and the Initial Purchaser in accordance with its terms. Very truly yours,

                                  SOUTHERN FOODS GROUP, L.P.,

                                   by SFG Management Limited Liability Company, its General Partner,


                                       by  /s/ PETE SCHENKEL
                                           -----------------------------------
                                           Name: Pete Schenkel
                                           Title:President & CEO


                                  SFG CAPITAL CORPORATION,


                                       by  /s/ PETE SCHENKEL
                                           -----------------------------------
                                           Name: Pete Schenkel
                                           Title:President & CEO


Accepted:

CHASE SECURITIES INC.,


  by   /s/
      -----------------------------
        Authorized Signatory


1 Chase Plaza
25th floor
New York, New York 10081

Attention:  Legal Department

                                                                      SCHEDULE 1


 1. Credit Agreement, dated as of the Closing Date, to be entered into by Southern Foods Group, L.P., Mid-America Dairymen, Inc., the lenders party thereto and The Chase Manhattan Bank, as Administrative Agent, and each of the Loan Documents (as defined therein).

 2. Capital Contribution, Assignment and Assumption Agreement, dated as of the Closing Date, to be entered into by Mid-America Dairymen, Inc. and Southern Foods Group, L.P.

 3. Capital Contribution Agreement, dated as of the Closing Date, to be entered into by Mid-Am Capital, L.L.C. and Southern Foods Group, L.P.

 4. Assignment and Assumption Agreement Relating to Stock Purchase and Merger Agreement, dated as of the Closing Date, to be entered into by Mid-America Dairymen, Inc. and Southern Foods Group, L.P.

 5. Trademark License Agreement, dated as of the Closing Date, to be entered into by BDH Two, Inc., Borden, Inc. and Southern Foods Group, L.P.

 6. Asset Purchase Agreement, dated as of the Closing Date, to be entered into by Borden/Meadow Gold Dairies Investments, Inc., Mid-America Dairymen, Inc. and Southern Foods Group, L.P.

 7. Equipment Sub-Lease Agreement, dated as of the Closing Date, to be entered into by Mid-America Dairymen, Inc. and Southern Foods Group, L.P.

 8. Second Amended and Restated Agreement of Limited Partnership of Southern Foods Group, L.P. dated as of the Closing Date.

 9. Second Amended and Restated Limited Liability Company Agreement of SFG Management Limited Liability Company dated as of the Closing Date.

                                                                      SCHEDULE 2


                                                                  Principal
                                                                  Amount
       Initial Purchaser                                        of Securities
       -----------------                                        -------------
       Chase Securities Inc.                                    $150,000,000

                                                                         ANNEX A
               Form of Exchange and Registration Rights Agreement

                                                                       ANNEX B-1
                       Form of Opinion of Counsel to SFG


              Strasburger & Price, L.L.P. shall have furnished to the Initial Purchaser their written opinion, as counsel to SFG, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth below:

              (i) each of SFG and SFG LLC has been duly formed and is validly existing as a limited partnership or a limited liability company, as the case may be, in good standing under the laws of its jurisdiction of formation, is duly qualified to do business and is in good standing as a foreign limited partnership or a foreign limited liability company, as the case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has requisite partnership or limited liability company, as the case may be, power and authority necessary to own, lease and operate its properties and to conduct its business, except where the failure to so qualify or have such power or authority would not have a Material Adverse Effect;

              (ii) SFG has an authorized capitalization as set forth in the Second Amended and Restated Agreement of Limited Partnership of SFG, all of the outstanding partnership interests of SFG (including the New Preferred Interests) have been duly authorized and validly issued, and the capital structure of SFG conforms in all material respects to the description thereof contained in the Offering Memorandum; SFG LLC has the authorized limited liability company interests as set forth in the Second Amended and Restated Limited Liability Company Agreement of SFG LLC, and all of the outstanding limited liability company interests of SFG LLC have been duly authorized and validly issued; and SFG owns of record all of the outstanding shares of capital stock of SFG Capital, to the knowledge of such counsel, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party, other than restrictions imposed by the Transactions Documents and liens arising under the New Senior Bank Facilities;

              (iii) the descriptions in the Offering Memorandum of statutes, contracts and other documents, and the matters described with respect to the Department of Justice and the State of Texas, and, to the knowledge of such counsel, other legal and governmental proceedings (other than the description of certain federal income tax consequences as to which it need not express an opinion) are accurate in all material respects; and such counsel does not have actual knowledge of any current or pending legal or governmental actions, suits or proceedings which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 which are not described as so required;

              (iv) SFG LLC has requisite limited liability company power and authority to act as General Partner of SFG and in such capacity has requisite partnership power and authority to execute and deliver each of the Transaction Documents on behalf of SFG and to perform its obligations thereunder; the execution and delivery by SFG LLC of each of the Transaction Documents and the performance by SFG LLC of its obligations thereunder, on behalf of SFG, have been duly authorized by requisite limited liability company action on the part of SFG LLC; and all partnership action required to be taken for the consummation of the transactions contemplated by the Transaction Documents has been duly and validly taken;

              (v) each of the Purchase Agreement and the Registration Rights Agreement has been duly authorized by requisite partnership action on the part of SFG and constitutes a valid and legally binding agreement of SFG enforceable against SFG in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equity principles and except to the extent that rights to indemnity and contribution may be limited by applicable law;

              (vi) the Indenture has been duly authorized, executed and delivered by requisite partnership action on the part of SFG and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of SFG enforceable against SFG in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equity principles;

              (vii) the Securities have been duly authorized and issued by requisite partnership action on the part of SFG and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Agreement, will constitute valid and legally binding obligations of SFG entitled to the benefits of the Indenture and enforceable against SFG in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equity principles;

              (viii) each of the Transaction Documents to which SFG is a party has been duly authorized, executed and delivered by requisite partnership action on the part of SFG and constitutes a valid and legally binding agreement of SFG enforceable against SFG in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equity principles;

              (ix) the execution, delivery and performance by each of the Issuers of each of the Transaction Documents to which such Issuer is a party, the issuance, authentication, sale and delivery of the Securities and compliance by the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or, except as contemplated by the New Senior Bank

       Facilities, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of either of the Issuers pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which either of the Issuers is a party or by which either of the Issuers is bound or to which any of the property or assets of either of the Issuers is subject that are identified on a schedule certified by the Issuers and attached as an exhibit to such opinion as a material agreement (the "Material Agreements"), which conflict, breach, default, lien, charge or encumbrance would have a Material Adverse Effect, nor will such actions result in any violation of the provisions of any of the governing documents of either of the Issuers, nor will such actions result in any violation of any statute, rule or regulation of the State of Texas or the United States of America (it being understood that no opinion is expressed with respect to any violation of any state securities law) or, to the knowledge of such counsel, any judgment, order or decree of any court or arbitrator or governmental agency or body having jurisdiction over either of the Issuers or any of their respective properties or assets which violation would have a Material Adverse Effect; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by either of the Issuers of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities and compliance by either of the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date, (ii) the failure to obtain which would not have a Material Adverse Effect or a material adverse effect on the ability of either of the Issuers to perform their respective obligations under the Transaction Documents and (iii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement;

              (x) to the knowledge of such counsel, except as disclosed in the Offering Memorandum, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which either of the Issuers is a party or of which any property or assets of either of the Issuers is the subject, which, singularly or in the aggregate, if determined adversely to either of the Issuers, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (xi) none of the Issuers or SFG LLC is (A) to the knowledge of such counsel, in violation of its governing documents, (B) to the knowledge of such counsel, in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any Material Agreement, except as would not have a Material Adverse Effect or any material adverse effect on the ability of the Issuers or SFG LLC to perform their obligations under the Transaction Documents or (C) to the knowledge of such counsel, except as described in the Offering Memorandum, in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except as would not have a Material Adverse Effect or any material adverse effect on the ability of the Issuers or SFG LLC to perform their obligations under the Transaction Documents;

              (xii) SFG is not (A) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder or (B) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act; and

              (xiii) neither the consummation of the Transactions nor the sale, issuance, execution or delivery of the Securities will violate Regulation G, T, U or X of the Federal Reserve Board.

       Such counsel shall also state that (a) they have participated in conferences with representatives of the Issuers, representatives of their affiliates, their independent accountants, representatives of their special counsel and representatives of the Initial Purchaser and its counsel at which the contents of the Offering Memorandum and any amendment and supplement thereto were discussed, (b) because the primary purpose of such counsel's professional engagement was not to establish or confirm factual matters or financial, accounting or statistical matters and because of the wholly or partially non-legal character of many of the statements contained in the Offering Memorandum, such counsel has not passed upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum or any amendment or supplement thereto (except as set forth in clause (iii) above), and such counsel makes no representation that it has independently verified the accuracy, completeness or fairness of such statements, (c) based on the information such counsel gained the services referred to above, nothing has come to the attention of such counsel that has caused it to believe that the Offering Memorandum, as of the date thereof and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (d) notwithstanding the foregoing, such counsel need not express any opinion or belief as to the financial statements or other financial, accounting or statistical data contained in the Offering Memorandum or any amendment or supplement thereto.

       The opinions referred to above regarding the Loan Documents may be set forth in a separate opinion letter delivered pursuant to Section 4.01(b) of the Credit Agreement (which specifically provides that the Initial Purchaser may rely on such opinion letter) which may contain qualifications customarily included in opinions of such kind.

       In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Issuers and SFG LLC and public officials which are furnished to the Initial Purchaser. In addition, such counsel may rely as to all matters of Delaware law on the opinion of Richards, Layton & Finger, substantially to the effect set forth in Annex B-2, and such counsel may rely as to all matters of

New York law and as to any matters of Delaware law relating to SFG Capital on the opinion of Coudert Brothers, substantially to effect set forth in Annex B-3.

                                                                       ANNEX B-2

             Form of Opinion of Special Delaware Counsel to the SFG


       Richards, Layton & Finger shall have furnished to the Initial Purchaser their written opinion, as special counsel to SFG, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth below:

              (i) SFG been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "LP Act");

              (ii) under the LP Act and the Partnership Agreement, SFG has requisite partnership power and authority to own, lease and operate its properties and to conduct its business, all as described in the Partnership Agreement;

              (iii) the Partnership Interests issued and sold by SFG to the partners have been duly authorized by the Partnership Agreement and are validly issued;

              (iv) under the LP Act and the Partnership Agreement, SFG has requisite partnership power and authority to execute and deliver, and to perform its obligations under, the Purchase Agreement, the Indenture, the Securities, the Credit Agreement and the Registration Rights Agreement (the "Operative Documents");

              (v) under the LP Act and the Partnership Agreement, the execution and delivery by SFG of the Operative Documents, and the performance by SFG of its obligations thereunder, have been duly authorized by requisite partnership action on the part of SFG;

              (vi) no authorization, consent, approval or order of any Delaware court or any Delaware government or Delaware administrative body is required to be obtained by SFG solely as a result of the execution, delivery and performance by SFG of the Operative Documents or the issuance and sale by SFG of the Securities;

              (vii) the execution, delivery and performance by SFG of the Operative Documents and the issuance and sale by SFG of the Securities do not violate (i) any Delaware law, rule or regulation, or (ii) the Partnership Agreement;

              (viii) SFG LLC has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (the "LLC Act");

              (ix) under the LLC Act and the LLC Agreement, SFG LLC has requisite limited liability company power and authority to own, lease and operate its properties and to conduct its business, all as described in the LLC Agreement;

              (x) the LLC Interests issued and sold by SFG LLC to the members have been duly authorized by the LLC Agreement and are validly issued;

              (xi) under the LLC Act and the LLC Agreement and the consents, SFG LLC has requisite limited liability company power and authority to execute and deliver, and to perform its obligations under, the Operative Documents on behalf of SFG;

              (xii) under the LLC Act and the LLC Agreement and the consents, the execution and delivery by SFG LLC of the Operative Documents, and the performance by SFG LLC of its obligations thereunder, on behalf of SFG, have been duly authorized by requisite limited liability company action on the part of SFG LLC;

              (xiii) no authorization, consent, approval or order of any Delaware court or any Delaware governmental or Delaware administrative body is required to be obtained by SFG LLC solely as a result of the execution, delivery and performance by SFG LLC of the Operative Documents on behalf of SFG; and

              (xiv) the execution, delivery and performance by SFG LLC of the Operative Documents on behalf of SFG do not violate (i) any Delaware law, rule or regulation or (ii) the LLC Agreement.

                                                                       ANNEX B-3

               Form of Opinion of Special Counsel for the Issuers


              Coudert Brothers shall have furnished to the Initial Purchaser their written opinion, as special counsel to the Issuers, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially to the effect set forth below:

              (i) SFG Capital has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware and has all corporate power and authority necessary to conduct its business as described in the Offering Memorandum, except where the failure to have such power or authority would not have a Material Adverse Effect;

              (ii) SFG has the authorized capital stock as set forth in its Certificate of Incorporation, and all of the outstanding shares of capital stock of SFG Capital have been duly and validly authorized and issued, are fully paid and non-assessable;

              (iii) SFG Capital has duly authorized, executed and delivered the Indenture, the Securities, the Registration Rights Agreement, the Purchase Agreement, and the Loan Documents to which it is a party;

              (iv) assuming due authorization by the parties thereto (other than SFG Capital) (as to which authorization such counsel need not express any opinion), the Securities, upon payment and delivery in accordance with the Purchase Agreement, will constitute valid and legally binding obligations of SFG Capital entitled to the benefits of the Indenture, the Indenture is a valid and legally binding obligation of SFG Capital, and the Securities and the Indenture are enforceable in accordance with their terms against SFG Capital, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor rights generally and to general equity principles, including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing;

              (v) assuming due authorization by the parties thereto (other than SFG Capital) (as to which such authorization such counsel need not express any opinion) each of the Purchase Agreement, the Registration Rights Agreement and the Loan Documents to which SFG Capital is a party constitutes a valid and legally binding agreement of SFG Capital enforceable against SFG Capital in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors rights general and to general equity principles, including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing; and provided further that (x) rights to indemnity and contribution may be limited by applicable law and (y) such counsel need express no opinion as to the creation, validity, enforceability, perfection, non-perfection or priority of any security interest or lien purported to be created by the Loan Documents or any remedies with respect thereto;

              (vi) the execution, delivery and performance by SFG Capital of each of the Indenture, the Registration Rights Agreement, the Purchase Agreement and the Loan Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance by SFG Capital with the terms thereof and the consummation of the transactions contemplated thereby will not conflict with or result in a breach or violation of the Certificate of Incorporation or By-Laws of SFG Capital; no consent, approval, authorization, order, filing, registration or qualification of or with any New York or federal court or any New York or federal governmental agency or administrative body is required to be obtained by SFG Capital solely as a result of its execution, delivery and performance of the Indenture, the Securities, the Purchase Agreement and the Registration Rights Agreement, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date, (ii) the failure to obtain which would not have a Material Adverse Effect or a material adverse effect on the ability of SFG Capital to perform its obligations under such agreements or the Securities, (iii) as may be necessary or advisable in connection with the grant, recordation or perfection of any security interest granted by the Loan Documents or (iv) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement;

              (vii) the execution, delivery and performance by SFG Capital of the Indenture, the Securities, the Registration Rights Agreement, the Purchase Agreement and the Loan Documents to which it is a party do not violate any New York or Federal law, rule or regulation;

              (viii) SFG Capital is not (A) an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder or (B) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act;

              (ix) the statements in the Offering Memorandum under the heading "Certain Federal Income Tax Considerations", to the extent that they constitute summaries of matters of federal income tax law or regulations or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects;

              (x) the Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder;

              (xi) the Indenture and the Securities conform in all material respects to the description thereof contained in the Offering Memorandum under the caption "Description of the Notes", and the Registration Rights Agreement conforms in all material respects to the description thereof under the caption "Exchange and Registration Rights Agreement"; and

              (xii) assuming the accuracy of the representations, warranties and agreements of each of the Issuers and the of the Initial Purchaser contained in the Purchase Agreement, no registration of the Securities under the Securities Act or qualification of the Indenture under the Trust Indenture Act is required in connection with the issuance and sale of the Securities by the Issuers and the offer, resale and delivery of the Securities by the Initial Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum.

              Such counsel shall also state that (a) they have participated in conferences with representatives of the Issuers, their independent accountants, representatives of their counsel and representatives of the Initial Purchaser and its counsel at which contents of the Offering Memorandum and any amendment or supplement thereto were discussed, (b) because the primary purpose of such counsel's professional engagement was not to establish or confirm factual matters or financial, accounting or statistical matters and because of the wholly or partially non-legal character of many of the statements contained in the Offering Memorandum, such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum or any amendment or supplement thereto (except as expressly provided in clause (ix) and (xi) above), and makes no representation that such counsel has independently verified the accuracy, completeness or fairness of such statements, (c) based on the information which such counsel gained in the course of rendering the services referred above, nothing has come to the attention of such counsel that has caused it to believe that the Offering Memorandum or any amendment or supplement thereto as of the date thereof and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (d) notwithstanding the foregoing, such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data contained in the Offering Memorandum.

              The opinions referred to above regarding the Loan Documents may be set forth in a separate opinion letter delivered pursuant to Section 4.01(b) of the Credit Agreement (which specifically provides that the Initial Purchaser may rely on such opinion letter) which may contain qualifications customarily included in opinions of such kind.

              In rendering such opinion, such counsel may state that such opinion is limited to the law of the State of New York, the General Corporation law of the State of Delaware and the federal law of the United States. Such counsel may rely, to the extent such counsel deems proper, on information supplied by officers of the Issuers, public officials and other sources believed by such counsel to be responsible, including certificates of responsible officers of the Issuers and public officials which are furnished to the Initial Purchaser.

                                                                       ANNEX C-1
                           Form of SFG Initial Letter


                     SFG shall have furnished to the Initial Purchaser a letter of Price Waterhouse LLP, addressed to the Initial Purchaser and dated the date of the Purchase Agreement, in form and substance satisfactory to the Initial Purchaser, substantially to the effect set forth below:

              (i) they are independent accountants with respect to SFG (and its predecessors) within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder;

              (ii) based upon a reading of the latest unaudited financial statements made available by SFG, the procedures of the AICPA for a review of interim financial information as described in Statement of Auditing Standards No. 71, a reading of the minutes of the meetings of the Representative Committee of SFG LLC and inquiries of certain officials of SFG who have responsibility for financial and accounting matters and certain other limited procedures requested by the Initial Purchaser and described in detail in such letter, nothing has come to their attention that causes them to believe that any material modifications should be made to the unaudited financial statements in respect of SFG included in the Offering Memorandum for them to be in conformity with generally accepted accounting principles;

              (iii) based upon the procedures detailed in such letter with respect to the period subsequent to the date of the last available balance sheet for SFG, including a reading of the minutes of the meetings of the Representative Committee of SFG LLC and inquiries of certain officials of SFG who have responsibility for financial and accounting matters, nothing has come to their attention that causes them to believe that (A) at a specified date not more than three business days prior to the date of such letter, there was any change in capital structure, increase in long-term debt or decrease in net current assets of SFG as compared with the amounts shown in the June 30, 1997 unaudited balance sheet included in the Offering Memorandum or (B) for the period from July 1, 1997 to a specified date not more than three business days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in net sales, income from operations, EBITDA or net income, except in all instances for changes, increases or decreases that the Offering Memorandum discloses have occurred or which are set forth in such letter, in which case the letter shall be accompanied by an explanation by SFG as to the significance thereof unless said explanation is not deemed necessary by the Initial Purchaser;

              (iv) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of SFG) set forth in the Offering Memorandum agrees with the accounting records of SFG, excluding any questions of legal interpretation; and

              (v) on the basis of a reading of the unaudited pro forma financial information in respect of SFG included in the Offering Memorandum, carrying out certain specified procedures, a reading of the minutes of meetings of the Representative Committee of SFG LLC and inquiries of certain officials of SFG who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in such pro forma financial information, nothing came to their attention which caused them to believe that such pro forma financial information is not properly compiled on a pro forma basis as described in the notes included in the Offering Memorandum.

                                                                       ANNEX C-2
                   Form of Meadow Gold Dairies Initial Letter


                     SFG shall have furnished to the Initial Purchaser a letter of Deloitte & Touche LLP, addressed to the Initial Purchaser and dated the date of the Purchase Agreement, in form and substance satisfactory to the Initial Purchaser, substantially to the effect set forth below:

              (i) they are independent certified public accountants with respect to the Meadow Gold Dairies (and its predecessors) within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder;

              (ii) based upon a reading of the latest unaudited financial statements made available by the Meadow Gold Dairies, the procedures of the AICPA for a review of interim financial information as described in Statement of Auditing Standards No. 71, a reading of the minutes of the meetings of the members of the board of directors of the Meadow Gold Dairies and inquiries of certain officials of the Meadow Gold Dairies who have responsibility for financial and accounting matters and certain other limited procedures requested by the Initial Purchaser and described in detail in such letter, nothing has come to their attention that causes them to believe that any material modifications should be made to the unaudited financial statements in respect of the Meadow Gold Dairies included in the Offering Memorandum for them to be in conformity with generally accepted accounting principles;

              (iii) based upon the procedures detailed in such letter with respect to the period subsequent to the date of the last available balance sheet for the Meadow Gold Dairies, including a reading of the minutes of the meetings of the members of the board of directors of the Meadow Gold Dairies and inquiries of certain officials of the Meadow Gold Dairies who have responsibility for financial and accounting matters, nothing has come to their attention that causes them to believe that (A) at a specified date not more than three business days prior to the date of such letter, there was any change in capital structure, increase in long-term debt or decrease in net current assets as compared with the amounts shown in the June 30, 1997 unaudited balance sheet included in the Offering Memorandum or (B) for the period from July 1, 1997 to a specified date not more than three business days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in net sales, income from operations, EBITDA or net income, except in all instances for changes, increases or decreases that the Offering Memorandum discloses have occurred or which are set forth in such letter, in which case the letter shall be accompanied by an explanation by the Meadow Gold Dairies as to the significance thereof unless said explanation is not deemed necessary by the Initial Purchaser; and

              (iv) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Meadow Gold Dairies) set forth in the Offering

       Memorandum agrees with the accounting records of the Meadow Gold Dairies, excluding any questions of legal interpretation.